Exhibit 4.1

                          [FRONT OF STOCK CERTIFICATE]

           INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

NUMBER                                                                    SHARES

                        MILLENNIUM BANKSHARES CORPORATION


THIS CERTIFICATES THAT

is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                        MILLENNIUM BANKSHARES CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

Dated:


_________________________                              _________________________
AUTHORIZED SIGNATURE                                   AUTHORIZED SIGNATURE
                              MILLENNIUM BANKSHARES
                                   CORPORATION
                                    SEAL 1998

                           [BACK OF STOCK CERTIFICATE]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  - as tenants in common            UNIF GIFT MIN ACT -     ......Custodian......
                                                                            (Cust)        (Minor)
         TEN ENT  - as tenants by the entireties                    under Uniform Gifts to Minors
                                                                    Act..........................
         JT TEN   - as joint tenants with right of                              (State)
                    survivorship and not as tenants
                    in common

     Additional abbreviations may also be used though not in the above list.


For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________

In Presence of


___________________________________          ___________________________________

                                             ___________________________________